UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) entered into Common Stock and Warrant Purchase Agreements (each a “Purchase Agreement”) with certain accredited investors (each, a “Purchaser”), pursuant to which, in a closing on December 29, 2016, the Company sold units for aggregate cash consideration of $125,000, with each unit consisting of (i) one share of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and (ii) one Warrant to purchase an additional share of Common Stock (each a “Warrant” and collectively, the “Warrants”). On December 30, 2016, the Company sold additional units to additional Purchasers for aggregate cash consideration of $60,000 in a second and final closing, bringing the total aggregate consideration paid in the private placement (“Private Placement”) to $185,000 through December 31, 2016. On December 31, 2016, the Private Placement terminated pursuant to its terms. The price per unit in the initial closing of the Private Placement was $1.42 (the “Per Unit Price”). The Warrants are exercisable until 5:00 p.m. on December 31, 2021 and may be exercised at the 110% of the Per Unit Price, or $1.562 per share of Common Stock. The Warrants have a cashless exercise provision and certain “blocker” provisions limiting the percentage of shares of Common Stock of the Company that the purchaser can hold upon exercise. The Warrants are also subject to a call by the Company at $0.001 per share upon ten (10) days written notice if the Company’s Common Stock closes at 200% or more of the Unit Purchase Price for any five (5) consecutive trading days. The Purchasers were non-affiliated investors. In total, 130,284 shares of Common Stock were purchased in the Private Placement, together with warrants to purchase an additional 130,284 shares of Common Stock.

In addition, as set forth in the Supplements to the Purchase Agreement, each Purchaser has the option, but not the obligation, to exchange the entire amount invested in the Private Placement (but not less than the entire amount), in such Purchaser’s sole discretion, into any subsequent offering of the Company (each a “Subsequent Offering”) until the earlier of (i) the completion of Subsequent Offerings by the Company aggregating at least $15 million of gross proceeds to the Company, or (ii) December 31, 2017. If exchanged, the amount to be invested in a Subsequent Offering will be 1.2 times the amount of the initial investment in the Private Placement, or 1.4 times the amount of the initial investment if the Company has entered into financing transactions pursuant to Sections 3(a)(9) or 3(a)(10) of the Securities Act of 1933, as amended, or other financing arrangements that have full-ratchet anti-dilution provisions (i) without a floor, or (ii) with an indeterminate and potentially infinite number of shares issuable pursuant to such provisions. If neither termination condition has been reached, and the Company has more than one Subsequent Offering, the Purchaser may elect to exchange into any Subsequent Offering, regardless of whether such Purchaser has already exchanged into a Subsequent Offering; provided, however, that the amount invested in such Subsequent Offering shall only and always be 1.2 (or 1.4, as applicable) times the amount of the initial investment.

In the case of an Acquisition (as defined in the Purchase Agreement) in which the Company is not the surviving entity, the holder of each Warrant would receive from any surviving entity or successor to the Company, in exchange for such Warrant, a new warrant from the surviving entity or successor to the Company, substantially in the form of the existing Warrant and with an exercise price adjusted to reflect the nearest equivalent exercise price of common stock (or other applicable equity interest) of the surviving entity that would reflect the economic value of the Warrant, but in the surviving entity.

Unlimited piggy-back registration rights have been granted with respect to the Common Stock, and the Common Stock underlying the Warrants, unless such Common Stock is eligible to be sold without volume limits under an exemption from registration under any rule or regulation of the SEC that permits the holder to sell securities of the Company to the public without registration.

The Company is obligated to pay placement agent fees, brokerage commissions, finder’s fees or similar payments totaling up to $13,875 to an unaffiliated qualified referral source as well as warrants up to 7.5% of number of Units sold in the Private Placement.

The shares of Common Stock and Warrants were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. None of the shares of Common Stock issued as part of the units, the Warrants, the Common Stock issuable upon exercise of the Warrants or any warrants issued to a qualified referral source. have been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

This description of the Purchase Agreement, including the form of Warrant, does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement (including (i) the Form of Warrant attached as Exhibit A thereto, and (ii) the Supplements thereto), which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. Each Purchaser of shares of Common Stock and Warrants sold in the Private Placement made representations to the Company that such Purchaser met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The offer and sale of the shares of Common Stock and Warrants in the Private Placement were made in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. The offering of the shares of Common Stock and Warrants in the Private Placement was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by any investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. In some cases, forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company’s proposed products, and (iv) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, and market and general economic factors. This discussion should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the section entitled “Item 1A. Risk Factors.” The Company does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Form of Purchase Agreement (including (i) the Form of Warrant and (ii) Supplements thereto).